UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             January 31, 2005

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                          0-23530               93-0997412
----------------------------           ------------          -------------------
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

     As previously reported on Form 8-K filed with the SEC on December 9, 2004, Trans Energy, Inc. formalized the acquisition of Arvilla Oilfield Services, LLC, a West Virginia limited liability company, by entering into a merger agreement and plan of reorganization dated December 3, 2004 with our wholly owned subsidiary Trans Energy Acquisitions, Inc., Arvilla, Inc., and the controlling stockholders of Arvilla, Inc.

     Arvilla's operations were previously conducted as Arrow Oilfield Service Company, a division of Belden & Blake Corporation ("B&B"), a privately held company engaged in the exploration, development and production of oil and natural gas reserve. In June 2004, Clarence E. Smith and Rebecca L. Smith, the controlling stockholders of Arvilla, Inc., acquired Arrow Oilfield Services from B&B and created Arvilla Oilfield Services, LLC as the operating entity. Subsequently, Mr. And Mrs. Smith created Arvilla, Inc. that acquired all the membership interests of Arvilla Oilfield Services in order to facilitate the acquisition by Trans Energy.

     On November 29, 2004, our board of directors and stockholders holding a majority of our outstanding common stock approved a one share for 150 shares reverse split of our common stock. The reverse split was effected on January 28, 2005.

Section 2 - Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets

     The merger agreement was finalized and closed on January 31, 2005. Under the terms of the agreement, the acquisition was accomplished through a merger of our subsidiary, Trans Energy Acquisitions, with and into Arvilla, Inc., with Arvilla being the survivor of the merger. As consideration, current holders of Arvilla capital stock received 1,185,024 shares of post-split Trans Energy common stock. These shares were distributed as follows: Clarence E. Smith, 531,437 shares; Rebecca L. Smith 531,437 shares and Howell B. Williams, 122,150 shares. These shares will represent approximately 25% of our total outstanding shares (post-split) following the transaction, including shares to be issued in connection with the separate acquisition of assets from Texas Energy Trust Company. Arvilla will operate as a separate business entity 100% owned by Trans Energy.

Business of Arvilla

     As a result of the merger transaction, we have assumed all of the operations, assets and liabilities of Arvilla Oilfield Services. In addition to the new business of Arvilla we will continue our current business of the transporting, marketing and producing natural gas and oil and engaging in certain limited exploration and development activities.

     Arvilla is engaged in providing well servicing, workover and related transportation services to independent oil and natural gas producers in the northeast region of the United States. Arvilla performs ongoing maintenance and major overhauls necessary to optimize the level of production from existing oil and natural gas wells and provides certain ancillary services during the drilling and completion of new wells. Arvilla offers its services in Ohio, Pennsylvania, New York, Virginia, Kentucky and West Virginia.

     Typically, Arvilla will provide a well servicing or swab rig, the crew to operate the rig, and such other specialized equipment as may be needed to meet a customer's requirements. Arvilla also owns a fleet of equipment that provides:

          o brine hauling and disposal;
          o pipeline and facility construction;
          o well location preparation and lease road construction;
          o oil hauling; and
          o trucking of oilfield equipment, such as rigs, casings, tubing and rods.

     Arvilla's operations were previously conducted as Arrow Oilfield Service Company, a division of Belden & Blake Corporation ("B&B"), a privately held company engaged in the exploration, development and production of oil and natural gas reserve. In June 2004, Mr. and Mrs. Smith acquired Arrow Oilfield Services from B&B and created Arvilla Oilfield Services, LLC as the operating entity. Mr. and Mrs. Smith then negotiated with Trans Energy which ultimately led to the acquisition of Arvilla by us and the execution of the merger agreement and plan of reorganization.

     Arvilla's principal executive offices are located at 7994 South Pleasant Highway, St. Marys, West Virginia 26170, and its telephone number is (304) 665-2652.

     Strategy

     Management believes that the Appalachian Basin in the northeastern portion of the United States provides significant opportunities for exploration and production companies to develop reserves at shallow depths. Because Arvilla operates in Ohio, Pennsylvania, New York, Virginia, Kentucky and West Virginia, we feel that Arvilla's well servicing operations are well positioned to capitalize on existing market opportunities and established demand for its services.

     Arvilla's service area is located within 500 miles of the major gas markets for the United States. This strategic location is important as oil and gas companies develop natural gas reserves for future markets. Management anticipates that demand for natural gas will grow significantly in the next few years and, as a result of the demand, it is expected that there to be a marked increase in drilling activity in the Appalachian Basin served by Arvilla. As drilling activity increases, the need for the services provided by Arvilla will increase. Every well drilled requires service of the type that Arvilla is able to provide. As the drilling activities increase, we expect demand for Arvilla's services in its operation area to also increase.

     Services

     Through its experienced work force, Arvilla is able to provide various services to the oil and gas industry that include:

         Trucking services. Arvilla owns a fleet of trucks that can provide customers with the ability to move equipment, tanks, drill pipe, and other types of trucking needs necessary in the oil and gas business. Each time a well is drilled, all drilling equipment must be moved by trucks from one site to the next. This equipment includes generators, water pumps, drill pipe, air compressors, drilling rigs, and many other associated items used in drilling.

         Excavating equipment. Arvilla provides dozer, excavators, and loaders that are used to build access roads, cut drill sites for wells, dig pits, reclaim drill sites after drilling is completed, reclaim access roads, and seed, fertilize, lime, and mulch disturbed areas.

         Service and swab rigs. Arvilla maintains a fleet of 14 service rigs and swab rigs capable of servicing wells up to 6,000 feet in depth. This service includes running pipe, tubing, rods, and swabbing capabilities. All wells drilled require services of this type.

         Brine and water hauling. Arvilla provides a fleet of 20 vacuum trucks designed to deliver water to drilling rigs and fracs. Arvilla also hauls and disposes of brine water from producing wells and disposes of pit water used in well completions.

         Disposal wells. Arvilla has 14 brine disposal wells located at various locations in Ohio. These wells are used for the disposal of brine and pit water.

         Oil hauling. Arvilla maintains a fleet of 6 oil tankers that pick up oil from producers at the well site and delivers the oil to terminals, from which it is shipped to refineries.

         Pipelines. Arvilla has the capability of constructing pipelines for the delivery of natural gas or oil. Most wells drilled require construction of a natural gas line to deliver gas from the well to a gathering system, which will ultimately take the gas to market.

     Marketing

     Arvilla markets its services through its various office locations. Each office has a designated person who will market the services for that offices's given area. Currently, the marketing is done from Canton, Ohio, Pleasantville, Pennsylvania and St. Marys, West Virginia. Arvilla advertises its services in oil and gas trade journals as well as direct verbal and written communication to oil ad gas companies operating in the areas served by Arvilla. Arvilla will also maintains a web site that will be available for current and prospective customers to review. Brochures will also be prepared for distribution that will explain those services available.

     Facilities

     Arvilla currently operates out of facilities located in or near its service areas. Arvilla's corporate headquarters are located in St. Marys, West Virginia and consist of a leased 6,400 square foot shop and office facility. This office manages work in West Virginia, Virginia, and Kentucky. Arvilla owns a 20,000 square foot office and shop located on 39 acres in Canton, Ohio, that manages most of Arvilla's work in Ohio and some in Western Pennsylvania. This office reports to the main office in St. Marys. West Virginia. Arvilla also uses a leased shop and office located in Cambridge, Ohio that manages work in Southern Ohio and reports to the Canton, Ohio office. Further, Arvilla maintains a leased shop and office located in Pleasantville, Pennsylvania that manages work in Pennsylvania and New York and reports to the main office in St. Marys, West Virginia.

     Management

     Immediately prior to the effective time of the merger, our board of directors appointed two new directors, Clarence E. Smith and Rebecca L. Smith, effective following the close of the merger. Accordingly, the following persons will make up our board of directors and hold the respective offices as indicated.

Name                             Age         Position
----                             ---         --------
Robert L. Richards                59         President, CEO and Director
Loren E. Bagley                   62         Vice President and Director
William F. Woodburn               62         Secretary / Treasurer and Director
Clarence E. Smith                 41         Director
Rebecca L. Smith                  36         Director
---------------------------

     The business experience of each of the persons listed above during the past five years is as follows:

     Robert L. Richards became a director and was appointed President and CEO in September 2001. From 1982 to the present, he has been President of Robert L. Richards, Inc. as a consulting geologist with 27 years experience in the petroleum industry. He has also served as a geologist with Exxon, exploration geologist with Union Texas Petroleum, and regional exploration manager for Carbonit Exploration, Inc. From 2000 to the present, he has been President and CEO of Derma - Rx, Inc., a formulator and marketer of skin care products. Also, from 1992 to August 2000, Mr. Richards was CEO of Kaire Nutraceuticals, Inc., a developer and marketer of health and nutritional products. Mr. Richards served as Vice Presidentof Continental Tax Corporation from March 1989 to August 1992. He has five and one-half years experience in the United States Air Force as an Instructor Pilot. Mr. Richards holds a B.S. degree in geology from Brigham Young University.

     Loren E. Bagley served as our President and CEO from September 1993 to September 2001, at which time he resigned as President and was appointed Vice President. From 1979 to the present, Mr. Bagley has been self-employed in the oil and gas industry as president, CEO or vice president of various corporations which he has either started or purchased, including Ritchie County Gathering Systems, Inc. Mr. Bagley's experience in the oil and gas industry includes acting as a lease agent, funding and drilling of oil and gas wells, supervising production of over 175 existing wells, contract negotiations for purchasing and marketing of natural gas contracts, and owning a well logging company specializing in analysis of wells. Prior to becoming involved in the oil and gas industry, Mr. Bagley was employed by the United States government with the Agriculture Department. Mr. Bagley attended Ohio University and Salem College and earned a B.S. Degree.

     William F. Woodburn has served as our Vice President from August 1991 to September 2001, at which time he resigned as Vice President and was appointed Secretary / Treasurer. Mr. Woodburn has been actively engaged in the oil and gas business in various capacities for the past twenty years. For several years prior to 1991, Mr. Woodburn supervised the production of oil and natural gas and managed the pipeline operations of Tyler Construction Company, Inc. and Tyler Pipeline, Inc. Mr. Woodburn is a stockholder and serves as President of Tyler Construction Company, Inc. He is also a stockholder of Tyler Pipeline, Inc. that owns and operates oil and gas wells in addition to natural gas pipelines, and Ohio Valley Welding, Inc. that owns a fleet of heavy equipment that services the oil and gas industry. Prior to his involvement in the oil and gas industry, Mr. Woodburn was employed by the United States Army Corps of Engineers for twenty four years and was Resident Engineer on several construction projects. Mr. Woodburn graduated from West Virginia University with a B.S. in civil engineering.

     Clarence E. Smith graduated from St. Marys (West Virginia) High School and the PRT Technical School in 1981. He started Arvilla Well Service in 1981 providing well location construction and clean- up and wellhead hook-up services. Mr. Smith expanded his business into pipeline construction which became Arvilla Pipeline Construction Co., operating from Bristol, Tennessee to Corning, New York. This business provides construction services to most large gas companies in the area such as Dominion Transmission, Equitrans, Columbia Natural Resources and other smaller companies. Arvilla Pipeline employees approximately 90 people and can lay up to 20" inch diameter pipe. In the summer of 2004, Clarence and his wife Rebecca purchased Arrow Oilfield Services from the Belden and Blake Corporation. Arrow was renamed Arvilla Oilfield Services, LLC. Mr. Smith also owns Arvilla Rental & Equipment, LLC and is registered with the State of West Virginia as an oil and gas producer.

     Rebecca L. Smith graduated from Harrisville (West Virginia) High School in 1986 and then from the Wilma Boyd Travel School in Pittsburgh, Pennsylvania. She was then employed as a travel agent in Philadelphia. Mrs. Smith joined Arvilla Well Service as a part-time employee in 1995 became a full- time employee of Arvilla Pipeline in 2000. Mrs. Smith is currently part owner and vice president of Arvilla Pipeline Construction Co., Inc. and is part owner and acting member of Arvilla Rental & Equipment, LLC and Arvilla Oilfield Services, LLC. Her responsibilities include supervising all the offices and the pipeline shop as well as overseeing the pipeline bid process. She is also active in the public relations business of both companies and contributed to the design of both Arvilla's brochure and web site.

     Employees

     Arvilla Oilfield Services, LLC has approximately 103 full time employees consisting of the following:

     o   38 rig hands that  operate or work  directly  on a service  rig or swab rig;
     o 20 truck drivers who drive various types of trucks that haul oil, brine or oilfield equipment;
     o   2  equipment   operators  who  operate   various  types  of  excavating
         equipment;
     o 11 roustabouts who perform various types of labor work associated with oil and gas production such as setting tank batteries, meter runs and laying or repairing gas lines;
     o 10 mechanics that repair and maintain all types of trucks, rigs and equipment;
     o   4 clerical employees;
     o   6 managerial persons; and
     o   2 executives.

     Arvilla's employees are not members of any union, nor have they entered into any collective bargaining agreements. Arvilla believes that its relationship with its employees is good. With the successful implementation of our business plan, we may seek additional employees in the next year to handle anticipated potential growth. We anticipate that we may hire additional employees in the areas of rig operators, truck drivers, mechanics and roustabouts.

     The following persons are considered key employees of Arvilla:

     Randy Ile. Mr. Ile is the rig superintendent for Arvilla's Ohio region and is primarily responsible for the region's service and swag rig activity. He has been with Arrow Oilfield Services (which is now Arvilla) since 1997. Mr. Ile graduated from high school in 1966 and served in the armed forces from 1966 to 1969. From 1971 to 1977, he worked as a "roughneck" (oilfield worker) for three years before becoming a driller. Mr. Ile also became a toolpusher for PEP Drilling from 1977 to 1987 and then a drilling superintendent from 1987 to 1997. He is a member of the Ohio Oil & Gas Association and completed BOP training in 1989.

     James Hawkins. Mr. Hawkins is the supervisor of oil and water hauling for Arvilla's Ohio region. He has been with Arrow Oilfield Services (Arvilla) since 1982 when he was initially hired as a rig hand. While with Arrow, Mr. Hawkins has been a well tender, treat truck driver, roustabout, heavy equipment operator, oil truck driver and dispatcher of Arrow's Ohio fluid hauling operations.

     Competition

     Arvilla is in direct competition with numerous other oilfield service companies that operate in the same areas in which Arvilla operates. Some of Arvilla's competitors include Bishop Well Services, Key Energy, Triad, Carper Well Services, Danny Long and S & H Water Service. Some existing and potential competitors have greater financial resources, larger market share and more customers than Arvilla, which may enable them to establish a stronger competitive position than we have. There is also much competition for qualified personnel that operate the equipment used in the oilfield service business. Management believes that Arvilla can successfully compete with these other businesses in securing trained personnel and additional customers.

Item 3.02     Unregistered Sales of Equity Securities

     In connection with the closing of the merger agreement on January 31, 2005, Trans Energy issued to the current holders of Arvilla, Inc. capital stock an aggregate of 1,185,024 shares of Trans Energy common stock. These shares were distributed as follows: Clarence E. Smith, 531,437 shares; Rebecca L. Smith 531,437 shares and Howell B. Williams, 122,150 shares.

     Each recipient of the Trans Energy shares is a sophisticated and knowledgeable investor and has full access to all pertinent business and financial information related to Trans Energy and Arvilla. Accordingly, Trans Energy has relied upon the exemption from registration under the Securities Act of 1933 provided by Section 4(2) of the Act that exempts a transaction not involving a public offering.

Section 5.01 - Corporate Governance and Management

Item 5.02     Departure  of  Directors  or   Principal  Officers;   Election  of
              Directors; Appointment of Principal Officers

     In connection with the acquisition of Arvilla, Inc., immediately prior to the effective time of the merger transaction our board of directors unanimously appointed two new directors, Clarence E. Smith and Rebecca L. Smith, effective upon the closing of the transaction on January 31, 2005. Except as provided in the merger agreement, there was no arrangement or understanding between the new directors and any other person. The new directors have not been appointed to any committees of the board as of this time.

Item 5.03     Amendment to Articles of incorporation or Bylaws; Change in Fiscal
              Year

     In connection with the reverse stock split effected January 28, 2005, we filed with the State of Nevada on the same date an amendment to our articles of incorporation to reflect the reverse split. The amendment reported the reverse stock split and stated that our current authorized capitalization will remain unchanged at 500 million shares of common stock with a par value of $0.001. The reverse stock split and amendment were approved by the written consent of shareholders holding a majority of our common stock by a vote of 256,287,738 shares (51.6%) voting for, and zero shares voting against.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

              Requisite financial statements and pro forma financial information will be filed by amendment to this Form 8-K within the period permitted under applicable regulations.

     (b) Pro Forma Financial Information

              See Item 9.01(a) above

     (c) Exhibits

     Exhibit No.      Description
     -----------      -----------

         2.1 Agreement and Plan of Reorganization with Arvilla (incorporated by reference to the Preliminary Information Statement pursuant to Section 14C filed with the SEC on December 8, 2004)

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRANS ENERGY, INC.



Date: February 2, 2005            By         /S/ ROBERT L. RICHARDS
                                     -------------------------------------------
                                      Robert L. Richards
                                      President and Chief Executive Officer